UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2025 (July 7, 2025)

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-3-7564999
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0009 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $103.50 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Outcome of Hearing Re: Nasdaq Delisting Notice; Continued Listing of Securities

On July 7, 2025,  Silexion Therapeutics Corp, a Cayman Islands exempted company (“Silexion”, the “Company”, “we”, “us” or “our”) received a favorable decision from a hearings panel of the Nasdaq Stock Market (“Nasdaq”), granting the Company’s request to remain listed on Nasdaq, subject to certain conditions.  The Nasdaq panel’s decision follows upon a hearing held before the panel on June 26, 2025 at which the Company appealed a delisting notice that it had received from the Nasdaq Listing Qualifications Department on May 22, 2025 in respect of two listing deficiencies. As a result of the favorable outcome of the hearing, the listing of the Company’s ordinary shares and warrants is expected to be transferred from the Nasdaq Global Market to the Nasdaq Capital Market on July 8, 2025, and trading will continue under the existing symbols “SLXN” and “SLXNW”, respectively.

Under the terms of the decision reached by the hearings panel, the continued listing of Silexion’s securities on the Nasdaq Capital Market will be conditioned on Silexion’s fulfillment of the terms of the compliance plan that it had presented to the panel in connection with the June 26, 2025 hearing. That plan was designed to enable the Company to achieve at least $2.5 million of shareholders’ equity (the “shareholders’ equity requirement”) and thereby comply with the Equity Standard for listing on the Nasdaq Capital Market on a continued basis.  The terms of the compliance plan consist, in primary part, of the following:

•
on or before September 19, 2025, Silexion is required to demonstrate in a report filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), its restoration of compliance with, and its expected long-term compliance with, the shareholders’ equity requirement, as to be demonstrated in a balance sheet not older than 60 days to be included in such a filing; and

•
if Silexion fails to maintain compliance with any Nasdaq listing rule on or before November 18, 2025, Silexion will be required to submit, and the Nasdaq hearings panel will review (as part of its maintenance of jurisdiction over the Company’s listing status until November 18, 2025), a compliance plan for the subject deficiency to determine whether the panel is willing to grant an exception to Silexion to cure that deficiency.

As part of the hearing process, the Company disclosed to the Nasdaq hearings panel that the Company may soon become deficient with Nasdaq Listing Rule 5550(a)(2), which may result from the bid price of the Company’s ordinary shares closing below $1.00 for 30 consecutive trading days. The Company expects that following the completion of its 2025 annual general meeting, which, as disclosed in the Company’s supplementary proxy materials filed with the Securities and Exchange Commission on July 7, 2025, will be reconvened on July 14, 2025, the Company will effect a 1-for-15 reverse share split, which will enable the Company to remedy that bid price deficiency on or about July 25, 2025. The completion of that reverse share split is subject to the Company’s shareholders’ approval of that reverse share split pursuant to Proposal 3 at the reconvened meeting.

There can be no assurance that Silexion will successfully meet the terms of its compliance plan and/or maintain compliance with the Equity Standard and/or all other standards for listing on the Nasdaq Capital Market even if it initially successfully restores compliance.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. Those statements include, without limitation, those related to: the Company’s ability to achieve at least $2.5 million of shareholders’ equity and meet the Equity Standard for continued listing on the Nasdaq Capital Market by the September 19, 2025 deadline set under the Company’s compliance plan; the Company’s expected cure of its potential listing deficiency for not maintaining a minimum bid price of at least $1.00 for 30 consecutive trading days via a reverse share split to be effected on or about July 25, 2025; the Company’s ability to comply, on an ongoing basis, with the Equity Standard and all other Nasdaq Listing Rules for maintenance of its listing on the Nasdaq Capital Market even after September 19, 2025; and all other statements that are not historical facts. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, that: the Company may not be successful in effecting transactions that raise the Company’s shareholders’ equity to the minimum level of $2.5 million required to meet the Equity Standard of the Nasdaq Capital Market by September 19, 2025; the Company’s shareholders may not approve the proposed 1-for-15 reverse share split pursuant to Proposal 3 at the Company’s upcoming reconvened annual general meeting on July 14, 2025 to enable the Company’s remediation of its potential minimum bid price listing deficiency; and the Company may encounter other difficulties in maintaining compliance with the $2.5 million minimum shareholders’ equity level or other Nasdaq listing standards on an ongoing basis. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 18, 2025. That filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise those forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: July 8, 2025	/s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer